Supplement to the
Fidelity® Leveraged Company Stock Fund
September 29, 2003
Prospectus

The following information replaces similar information found in the "Additional Performance Information" section on page 22.

Average Annual Returns

For the periods ended December 31, 2002	Past 1 year	Life of fundA
Leveraged Company Stock	-1.77%	1.04%
Lipper Mid-Cap Core Funds Average	-18.40%	--

A From December 19, 2000.

LSF-03-03 November 25, 2003
1.751999.105